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                                                                    Exhibit 10.9

                              QUANTUM CORPORATION

                         EMPLOYEE STOCK PURCHASE PLAN

                           (As Amended May 29, 2001)


     The following constitute the provisions of the Employee Stock Purchase Plan (herein called the "Plan") of Quantum Corporation (herein called the "Company").

     1.   Purpose. The purpose of the Plan is to provide employees of the
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Company and its Designated Subsidiaries with an opportunity to purchase Common
Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
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          (a)  "Board" shall mean the Board of Directors of the Company.
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          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
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          (c)  "Common Stock" shall mean the common stock of the Company.
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          (d)  "Company" shall mean Quantum Corporation, a Delaware corporation.
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          (e)  "Compensation" shall mean all regular straight time earnings,
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payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and commissions (except to the extent that the exclusion of any such items for all participants is specifically directed by the Board or its committee).

          (f)  "Continuous Status as an Employee" shall mean the absence of any
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interruption or termination of service as an Employee. Continuous Status as an
Employee shall not be considered interrupted in the case of: (i) a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute; or (ii) notification by the Company of termination under a reduction-in-force. Termination in the case of a reduction-in-force shall be considered to have occurred at the end of the employee's continuation period.

          (g)  "Designated Subsidiaries" shall mean the Subsidiaries which have
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been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (h)  "Employee" means any person, including an officer, who is
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customarily employed for at least twenty (20) hours per week by the Company or one of its Designated Subsidiaries.

          (i)  "Enrollment Date" shall mean the first day of each Offering
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Period.
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          (j)  "Exercise Date" shall mean the date one day prior to the date six
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months, twelve months, eighteen months, or twenty-four months after the
Enrollment Date of an Offering Period.

          (k)  "Exercise Period" shall mean a period commencing on an Enrollment
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Date or on the day after an Exercise Date and terminating one day prior to the date six (6) months later.

          (l)  "Fair Market Value" means, as of any date, the closing sales
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price of the Common Stock (or the closing bid, if no sales were reported) as quoted on the stock exchange with the greatest volume of trading in Common Stock on the last market trading day prior to the date of grant, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

          (m)  "Offering Period" shall mean a period of twenty-four (24) months
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consisting of four six-month Exercise Periods, or as otherwise set forth in
Section 4 hereof.

          (n)  "Plan" shall mean this Employee Stock Purchase Plan.
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          (o)  "Subsidiary" shall mean a corporation, domestic or foreign, of
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which not less than 50% of the voting shares are held by the Company or a
Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.   Eligibility.
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          (a)  Any Employee (as defined in Section 2) who shall be employed by the Company on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to limitations imposed by
Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately, after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own shares and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase shares under all employee stock plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.

     4.   Offering Dates. The Plan shall be implemented by consecutive Offering
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Periods with a new Offering Period commencing on or about January 25 and July 25 of each year, and shall continue thereafter until terminated in accordance with
Section 20 or 24 hereof. The Board of Directors of the Company shall have the power to change the duration of Offering Periods and Exercise Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. In no event shall the duration of an Offering Period exceed twenty-seven (27) months. Notwithstanding the foregoing, no offers hereunder shall be made until compliance with all applicable securities law has been obtained.

     5.   Participation.
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          (a)  An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 11.

     6.   Payroll Deductions.
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          (a)  At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the Offering Period at a rate not exceeding ten percent (10%) of the Compensation which he received on such payday, and the aggregate of such payroll deductions pursuant to the Plan during the Offering Period shall not exceed ten percent (10%) of his aggregate Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

          (c) A participant may discontinue participation in the Plan as provided in Section 11, or may change the rate of payroll deductions by giving written notice to the Company authorizing a change in the participant's payroll deduction rate. The change rate shall be effective (i) in the case of a decrease in rate, with the first payroll period following the Company's receipt of the notice of rate change, and (ii) in the case of an increase in rate at the beginning of the next Exercise Period following the Company's receipt of the notice of rate change.

     7.   Grant of Option.
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          (a)  On the Enrollment Date of each Offering Period, each eligible
Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated during the Exercise Period ending on such Exercise Date by the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, or (ii) eighty-five (85%) of the Fair Market Value of a share of the Company's Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase during each 24-month Offering Period more than a number of shares determined by dividing $50,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. The option shall be automatically exercised on the Exercise Dates during the Offering Period, unless the participant has withdrawn pursuant to Section 11, and shall expire on the last day of the Offering Period.

          (b) The option price per share of the shares offered in a given offering Period shall be the lower of: (i) 85% of the Fair Market Value of a share of the Common Stock of the Company on the Enrollment Date; or (ii) 85% of the Fair Market Value of a share of the Common Stock of the Company on the Exercise Date.

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          (c)  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11.

     8.   Exercise of Option. The participant's option for the purchase of
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shares will be exercised automatically on each Exercise Date of each Offering
Period and the maximum number of full shares subject to option will be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account unless prior to such Exercise Date the participant has withdrawn from the Offering Period as provided in Section 11. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by the participant. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Exercise Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant.

     9.   Delivery. As promptly as practicable after each Exercise Date, the
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Company shall arrange the delivery to each participant, as appropriate, the shares of Common Stock purchased upon exercise of the option.

     10.  Automatic Transfer to Low Price Offering Period. If the Fair Market
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Value of the Company's Common Stock on the first day of an Offering Period then in progress exceeds the Fair Market Value of the Company's Common Stock on any Exercise Date within such Offering Period in progress, then each participant in such Offering Period shall be deemed to have withdrawn from the Offering Period in progress immediately following the exercise of his or her option on such Exercise Date and to have enrolled in a subsequent Offering Period as of such Exercise Date.

     11.  Withdrawal; Termination of Employment.
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          (a)  A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the end of the Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and his option for the current Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon termination of the participant's employment prior to the end of the Offering Period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under Section 15, and his option will be automatically terminated.

          (c) In the event a participant fails to remain in continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, the participant will be deemed to have elected to

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withdraw from the Plan and the payroll deductions credited to his account will be returned to such participant and such participant's option terminated; provided that

               (i) if an Employee shall take a leave of absence approved by the Company in accordance with Section 2(f) of this Plan during an Offering Period in which the Employee is a participant, the participant will be deemed to have his or her payroll deductions reduced to 0% during such leave of absence, but he shall continue to be a participant in the applicable Offering Period and upon his return to full-time employment with the Company shall be eligible to participate fully in any remaining portion of the applicable Offering Period. If the participant fails to return to full-time employment with the Company at the end of such authorized leave of absence, or if his employment is otherwise terminated earlier, he shall be deemed to have withdrawn from participation in the Plan; and

               (ii)  if an Employee begins working part-time (fewer than twenty
(20) hours per week) with the intent of returning to full-time employment before the end of the Offering Period in which he is currently participating, the participant will be deemed to have withdrawn from the applicable Exercise Period, the payroll deductions credited to his account will be returned to him, and the rate of his payroll deductions shall be reduced to 0% during such part-time employment, but he shall continue to be a participant in the applicable Offering Period, and upon his return to full-time employment with the Company he shall be eligible to participate fully in any remaining portion of the applicable Offering Period. If the participant fails to return to full-time employment with the Company before the end of the applicable Offering Period, or if his employment with the Company is otherwise terminated earlier, he shall be deemed to have withdrawn from participation in the Plan.

          (d) A participant's withdrawal from an Offering Period will not have any effect upon his eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.

     12.  Interest. No interest shall accrue on the payroll deductions of a
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participant in the Plan.

     13.  Stock.
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          (a)  The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be made available for sale under the Plan shall be 6,514,795, plus an increase to be added on April 1 of each year beginning on April 1, 2002 and ending on and including April 1, 2005 equal to the lesser of (i) 5,000,000 shares, (ii) 2% of the outstanding shares on such date or (iii) a lesser amount determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in Section
19. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the beginning of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

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          (c)  Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse, or as otherwise directed by the participant.

     14.  Administration. The Plan shall be administered by the Board of
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Directors of the Company or a committee appointed by the Board.  The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

          (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

          (b) If a committee is established by the Board to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.

     15.  Designation of Beneficiary.
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          (a)  A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the end of the Offering Period.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion , may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  Transferability. Neither payroll deductions credited to a
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participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.

     17.  Use of Funds. All payroll deductions received or held by the Company
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under the Plan may be used by the Company for any corporate purpose, and the
Company shall not be obligated to segregate such payroll deductions.

     18.  Reports. Individual accounts will be maintained for each participant
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in the Plan. Statements of account will be given to participating Employees at least annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

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     19.  Adjustments Upon Changes in Capitalization. Subject to any required
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action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to an Option.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     20.  Amendment or Termination.
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          (a)  The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

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          (c)  Notwithstanding anything to the contrary in this Plan, in the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

               (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

               (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

               (iii) allocating shares.


Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21.  Notices. All notices or other communications by a participant to the
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Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Stockholder Approval. If required by Section 20, any amendment to the
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Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date such amendment is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

          (a) (1)   solicited substantially in accordance with Section 14(a) of the Securities Act of 1934 as amended (the "Act") and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished; and

          (b) obtained at or prior to the first annual meeting of stockholders held subsequent to the later of (i) the first registration of Common Stock under
Section 12 of the Act, or (ii) the acquisition of an equity security for which exemption is claimed.

               In the case of approval by written consent, it must be obtained in accordance with applicable state law.

     23.  Conditions Upon Issuance of Shares. Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that

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the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     24.  Term of Plan. The Plan shall continue in effect for a term of twenty
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(20) years from the earlier to have occured of its adoption by the Board of
Directors or its appoval by the stockholders of the Company as described in
Section 22, unless sooner terminated under Section 20.

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